                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 16, 1997 on the statement of revenue and certain expenses of Magnolia Mall included in the Trust's previously filed Proxy Statement dated August 27, 1997 and incorporated by reference in this Current Report on Form 8-K, into the Trust's previously filed Registration Statements on Form S-3 (File No. 33-61115) and S-8 (File Nos. 33-59771, 33-59773 and 33-59767). It should be noted that we have not audited any financial statements of Magnolia Mall subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.,
   October 10, 1997

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 20, 1997 on the statement of revenue and certain expenses of North Dartmouth Mall included in the Trust's previously filed Proxy Statement dated August 27, 1997 and incorporated by reference in this Current Report on Form 8-K, into the Trust's previously filed Registration Statements on Form S-3 (File No. 33-61115) and S-8 (File Nos. 33-59771, 33-59773 and 33-59767). It should be noted that we have not audited any financial statements of North Dartmouth Mall subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.,
   October 10, 1997

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1997 on the financial statements of The Rubin Organization, Inc. and Subsidiary included in the Trust's previously filed Proxy Statement dated August 27, 1997 and incorporated by reference in this Current Report on Form 8-K, into the Trust's previously filed Registration Statements on Form S-3 (File No. 33-61115) and S-8 (File Nos. 33-59771, 33-59773 and 33-59767). It should be noted that we have not audited any financial statements of The Rubin Organization, Inc. and Subsidiary subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.,
   October 10, 1997